Cash and cash equivalents	6 Months Ended
Jun. 30, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents
9 Cash and cash equivalents
Cash and cash equivalents are comprised of the following:

	As of
In thousands of USD	December 31, 2023	June 30, 2024
Cash at bank and in hand	29,367	41,800
Short-term deposits	6,116	3,257
Total Cash and cash equivalents	35,483	45,057
Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
The Group has no restricted cash presented in cash and cash equivalents as of June 30, 2024 (December 31, 2023: none).
While cash and cash equivalents are also subject to the impairment requirements of IFRS 9 ("Financial Instruments"), the identified expected credit loss was immaterial, due to low credit risk rating of the financial institutions.